UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2006

                               INDIGO-ENERGY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            Nevada                         002-75313                       84-0871427
(State or other jurisdiction of    (Commission File Number)     (IRS Employee Identification No.)
incorporation or organization)

2857 Hartwick Pines Drive, Henderson, Nevada                                 89052
   (Address of principal executive offices)                                (Zip Code)

Registrant's telephone number, including area code:            (702) 617-8832


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

      On June 30, 2006, we terminated James Holland from his position with us as Vice President of Corporate Communications and Investor Relations. The termination was not due to a disagreement with us and resulted from our restructuring and eliminating his position. Mr. Holland received a $6,000 severance payment for his termination in consideration for executing a non-disclosure agreement for a period of three years.

      On June 30, 2006 we accepted the resignations of (1) James Holland from his position with us as Director, and (2) Alec Winfrey from his positions with us as Director, Secretary and Treasurer. Their resignations were not a result of any disagreement with us. Upon Mr. Winfrey's resignation, he executed a non-disclosure agreement for a period of three years.

      Also on June 30, 2006, we appointed Stanley L. Teeple of Stan L. Teeple, Inc. as Director to serve the unexpired term of James Holland until the next annual meeting of stockholders and to serve as Secretary, Treasurer and Resident Agent. For the past five years, Mr. Teeple has held senior management positions in a number of public and private companies, and has been the President of Stan
L. Teeple, Inc., which provides services to bankruptcy Trustees and Counsel primarily in the Central District of California. These services include interim operator, CEO, CFO, appraisals and plan restructuring. Mr. Teeple currently serves as Director to (1) Twin Faces East Entertainment Corp., a Nevada Corporation quoted on the OTC Bulletin Board under the symbol TFAC, and (2) Sports Alumni, Inc., a Nevada Corporation quoted on the Pink Sheets Electronic Quotation Service under the symbol SPNI. Mr. Teeple attended the University of Colorado from 1967 through 1970.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Business Acquired.

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Shell Company Transactions.

(d)   Exhibits.

      17.1  Resignation Letters of James Holland dated June 30, 2006

      17.2  Resignation Letters of Alec Winfrey dated June 30, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INDIGO-ENERGY, INC.

                           By:  /s/ David Larson
                                ----------------
                                DAVID LARSON
                                President, CEO, Director

Dated: July 14, 2006